Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 18 - Commitments and Contingencies
We have commercial commitments which contractually obligate us to settle with cash under certain circumstances. Bank and parent company guarantees entered into between certain customers and governmental bodies guarantee our performance regarding certain drilling contracts, customs import duties and other obligations in various jurisdictions.
The Company has the following guarantee commitments:

	June 30, 2025	December 31, 2024
(in $ millions)
Bank guarantees, letters of credit and performance bonds (1)	36.0	42.9
Total	36.0	42.9
(1) In November 2023, the Company entered into a new facility with DNB Bank ASA (in connection with the entry into the RCF) to provide guarantees and letters of credit of up to $30.0 million and in August 2024, the Company increased the $30.0 million Guarantee Facility to $45.0 million collateralized by the same security that secures the Notes. As a result, no restricted cash is supporting bank guarantees as at June 30, 2025 and as at December 31, 2024.
As at June 30, 2025, the expected expiration dates of these obligations are as follows:

(In $ millions)	Less than 1 year	2–3 years	4-5 years	Thereafter	Total
Bank guarantees and performance bonds	30.4	—	5.0	0.6	36.0
Assets pledged as collateral

	June 30, 2025	December 31, 2024
(in $ millions)
Book value of jack-up rigs pledged as collateral for debt facilities	2,792.4	2,671.7